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                                                                   EXHIBIT 10.54



                           AMENDMENT NUMBER THREE (3)
                     TO COOPERATIVE RESEARCH AND DEVELOPMENT
                                AGREEMENT AI-0062



This Amendment Number Three (3) to Cooperative Research and Development Agreement ("CRADA") AI-0062 between Aviron ("Collaborator") and the National Institute of Allergy and Infectious Diseases (`NIAID"), will be effective as of the date of the last duly authorized signature below. The CRADA, which is entitled "Development of a Live, Attenuated Cold-Adapted Influenza Vaccine," was executed on June 12, 1995 for a term of five (5) years and was amended twice--once on August 3, 1999 (CRADA Amendment Number One (1)) and again on June 12, 2000 (CRADA Amendment Number Two (2)), respectively. The CRADA, as currently amended, will expire on June 12, 2003.

The purposes of this third Amendment are to allow for a change in Principal Investigator (PI) for both Parties, to modify the Research Plan, to provide for funding by Collaborator of an additional vaccination year in the clinical trial being conducted by Dr. Glezen at Baylor College of Medicine, and to extend the term of the CRADA for approximately an additional six and one-half (6.5) months to allow completion of the clinical studies in the modified Research Plan.

This Amendment is being executed in duplicate. Collaborator shall retain one original, and one original will be retained by NIAID.

Except as herein amended, all of the other terms and conditions of the CRADA shall remain in full force and effect.

Pursuant to Article 14.6 of the CRADA, both Parties do hereby amend the CRADA as follows:

I.      EXTENSION OF CRADA TERM

In order to continue the clinical research program described in Appendix B (Research Plan) of the CRADA as modified in CRADA Amendment Number Two (2) and below in this CRADA Amendment Number Three (3), the term of the CRADA is extended by approximately six and one-half (6.5) months. The new expiration date for the CRADA will be December 31, 2003.

II.     MODIFICATIONS TO APPENDIX B (RESEARCH PLAN)

On the title page of Appendix B "Pamela McInnes, Ph.D." is deleted and replaced by "Ann Ginsberg, M.D., Ph.D.", as the NIH Principal Investigator, and "J. Leighton Read, M.D." is deleted and replaced by "Paul Mendelman, M.D." as the Collaborator Principal Investigator.

As Collaborator has requested that the clinical trial being conducted by Dr. Glezen at Baylor College of Medicine be extended to include an additional vaccination year (vaccination year 4; grant year 5) and has agreed to provide funding to DMID through this CRADA for this purpose, the description of [***] is deleted in its entirety and replaced with the following:

1.      [***]

        [***]


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The description of [***], which appears on Page 3 of Amendment Number Two (2), is deleted in its entirety and replaced with the following:

2.      [***]

        [***]

III. MODIFICATIONS TO APPENDIX C (FINANCIAL AND STAFFING CONTRIBUTIONS OF THE PARTIES)

A new Section I.E. is added to Appendix C:

        "E. With respect to the clinical trial being conducted at Baylor School of Medicine by Dr. Glezen, the DMID, NIAID will fund [***] as part of its original commitment to the study."

A new Section IIA. is added to Appendix C:

"IIA. Funds to be provided to NIH (DMID, NIAID) by the Collaborator during CRADA Year 7 only:

        The Collaborator will provide [***] to NIAID by August 1, 2001 for purposes of [***] of the clinical trial being conducted by Dr. Glezen at Baylor College of Medicine. [***] The Collaborator shall provide this payment in accordance with the CRADA payment instructions appearing on Page 7 of CRADA Amendment Number Two (2) or, if mutually acceptable, via wire transfer."




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

                   AMENDMENT NUMBER THREE (3) TO CRADA AI-0062

                                 SIGNATURE PAGE



FOR NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES:




s/ John R. La Montagne                            7/16/2001
--------------------------------------------      ----------------
John R. La Montagne, Ph.D.                        Date
Deputy Director

Mailing Address for Notices:

Office of Technology Development
National Institute of Allergy and Infectious
  Diseases
National Institutes of Health
Building 31, Room 3B62
31 Center Drive, MSC 2137
Bethesda, MD 20892-2137
(301) 496-2644/tel.
(301) 402-7123/fax
Attn: Director


FOR AVIRON:



s/Boyd Clarke                                     7/12/2001
--------------------------------------------      ----------------
C. Boyd Clarke                                    Date
Chairman and CEO

Mailing Address for Notices:

Aviron
297 North Bernardo Avenue
Mountain View, CA 94043
(650) 919-6500/tel.
(650) 919-6610/fax



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